Bank of America Merrill Lynch 2010 Consumer Conference Gerald J. Rubin Chairman, CEO, & President March 11, 2010 EXHIBIT 99.1

Gerald J. Rubin Chairman, CEO, and President Helen of Troy

This presentation may contain certain forward looking statements that are based on management’s current expectation with respect to future events or financial performance. A number of risks or uncertainties could cause actual results to differ materially from historical or anticipated results. Generally, the words “anticipate,” “believes”, “expects,” and other similar words identify forward-looking statements. The Company cautions listeners to not place undue reliance on forward-looking statements. Forward-looking statements are subject to risks that could cause such statements to differ materially from actual results. Factors that could cause actual results to differ from those anticipated are described in the Company’s Form 10-K, filed with the Securities and Exchange Commission, for the fiscal year ended February 28, 2009. This presentation may also include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100. Accordingly, we are providing tables in an accompanying appendix that reconcile these measures to their corresponding GAAP-based measures which can be obtained from Consolidated Condensed Statements of Operations provided with our previous filings with the SEC. The accompanying presentation and appendix can be found in our Form 8-K filed with the SEC this morning, which has been posted to our website at www.hotus.com. This filing can be accessed by selecting the Investor Relations tab on our home page. The Company believes that these non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. The Company believes that these non-GAAP measures, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective. These non-GAAP measures are not an alternative to GAAP financial information and may be calculated differently than the non-GAAP financial information disclosed by other companies. The Company cautions participants or readers to not place undue reliance on forward-looking statements or non-GAAP information. Forward Looking Statements and Non-GAAP Information

Major Events over the Past Two Years 10/2008 Acquired Brand from Ascendia Brands 03/2009 Included in Standard and Poor’s Small Cap 600 Index 04/2009 Acquired from the Procter & Gamble Company 05/2009 Announced license agreements for OXO brand name with Staples, Inc., and UCB, Inc. 09/2009 OXO announces launch of “OXO Tot” line of baby products 1

Helen of Troy Limited... at a glance Approximately $640 million in sales for fiscal year ending February 28, 2010 Approximately 30 brands in numerous countries Leadership positions in multiple categories 2

 3 everyday brands, global markets Helen of Troy Business Model World-class consumer products company with diverse products and global presence Fy 2009 Net Sales By Segment * | $622.7 Million Personal Care Products | 72% Houseware Division | 28% Strong brand equity • • • • • • • • Leading market positions Products with recurring revenue streams Low –cost manufacturing and sourcing Robust processes, controls and measurements Value added through brand equity and continuous improvement process Broad distribution around the globe in over 70 Countries Over 1200 employees with manufacturing and owned –operations in several countries * fy2009 period ended February 28, 2009. Net Sales percentages exclude intercompany eliminations.

4 everyday brands, global markets We have created a resilient, defensive and diversified business platform Helen of Troy is well positioned with market leading brands Our product lines are diverse, no single product line greater than 5% of revenue Consumers want and need our products The majority of our products are at affordable price points, with a majority of our products sold for less than $30 Global sales footprint. Approximately 20% of sales outside of the United States Helen of Troy Business Model

5 everyday brands, global markets Helen of Troy’s Core Initiatives Over the years our unique operating culture has evolved into processes and a simple business philosophy which we call “core business initiatives” Based largely on common sense, yet rooted in a strong foundation of adding value, there are 5 core elements to our initiative: Maximize high growth potential branded products Accelerate our new product pipeline Leverage innovation Broaden our growth opportunities Reduce Cost and increase productivity

6 everyday brands, global markets Helen of Troy Now – OXO Products Healthy and relevant core businesses Strong portfolio of meaningful product categories Steady improvement in profitability Diversified global business model Brand Development expertise

7 everyday brands, global markets Helen of Troy Now – Personal Care Products A market-leading, globally diversified personal care product Portfolio of leading brands in all categories Attractive product categories with mature macro-environments and some upside potential

Helen of Troy Sales Offices and Distribution El Paso, Texas Toronto, Ontario Minneapolis, MN Bentonville, AR Mexico City, Mexico Sheffield, UK Paris, France Lima, Peru Caracas, Venezuela Santiago, Chile Macau, China Southaven, MS *1.2 Million Sq Ft El Paso, Texas *408,000 Sq Ft Rotterdam, Netherlands *Public Whse Sheffield, England *Public Whse Mexico City, Mexico Guadalajara, Mexico Monterey, Mexico *Public Warehouse Brampton, Ontario *Public Warehouse Hong Kong, China * Public Warehouse Divisional Sales / Marketing Office OXO New York, NY Idelle Labs Danbury, CT Sheffield, UK Mexico City, Mexico Distribution Facility U.S. Headquarters Sales Office 8

Helen of Troy U.S. Corporate Offices El Paso, Texas 9

Helen of Troy Distribution Center Southaven, Mississippi 1.2 million square foot facility 10

OXO International, Ltd. 11

OXO International Ltd OXO Products have significantly influenced the U.S. kitchen gadget and tool market Products are unique and innovative Volume of new products launched is a differentiating factor Expected to launched 145 new products in FY2010 Expected to launch 160 new products in FY2011 Development pipeline is extremely robust New products address market needs, often originating from OXO’s sales force and customers Entry into new categories is driven by innovative solutions to user needs (Cleaning, Storage & Organization, Garden, Trash) 12

OXO International Ltd Key success factors: Category consists of simple, everyday products with significant opportunities for improvement and innovation Realistic understanding of the margin structure and resulting profitability Commitment of full organizational focus Example Dry Food Storage Products: Launched in FY2008 with 7.6MM units shipped, or $45.4 million. Features airtight seal with the press of a button and modular stacking Building on success and expanded into wet food storage in FY 2010 Example Storage and Organization Products: Launched in 1998 with the bag clip Currently OXO’s 3rd largest category with 59 SKU’s and annual sales of $10.3MM. Features unique technology and product attributes 13

Licensing Agreements UCB: Syringe design and partnership with OXO Good Grips Cimzia received FDA approval in May 2009 UCB dedicated marketing efforts Staples: Launched in May 2009 36 products spanning multiple categories including staplers, punches, rulers, scissors, writing instruments, push pins, and magnets 14

OXO International Ltd 15 Sippy cups Bottle Drying Rack Snack Disk Sprouttm Chair

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Our Difference: Diverse portfolio of leading Beauty Brands Proven record of acquiring, integrating and organically growing brands Focused consumer driven product development function Effective and efficient advertising and promotion strategy Dedicated sales force Internal manufacturing and purchasing function 2010 Business Initiatives: Focus on current and adjacent categories Value oriented innovative products Revenue opportunity via share gain and category growth High gross margins Researched extensively with consumer and retail customers Significant A&P expenditure 17 infusium 23
BRUT
AMMENS
SEA BREEZE
condition 3-in-1
final NET
Vitapointe
skin milk
OGILVIE
Vitalis

Idelle
IDELLE LABS, LTD.
A Helen of Troy Company

infusium 23

Acquired in April 2009

Infusium offers strong foundation for potential growth

- **Strong therapeutic positioning**
- **Consumer relevance: 50%+ of women consider hair damage a problem**
- **Strong consumer brand loyalty**
- **Daily use product with consistent consumer repurchase cycle**
- **High performance formulas – including leadership in leave-in conditioning**

Package Evolution to Improve "Shopability"

- Ships: April , 2010
- New design has continuity and has higher visibility on shelf
- Aids with version selection
- Maintains a premium, professional equities


INFUSIUM 23
INFUSIUM 23
infusium 23
Infusium 23

Original | Late 90's | 2004 | 2007 | April 2010

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Fundamental changes that resulted in strong consumer acceptance Stronger logotype presentation Stronger application placement Introduction of bolder use of color to discriminate between product types Simpler product hair type/usage state descriptor and distinct product type icon New design ranked significantly better than current on... Purchase Intent Uniqueness Noticeability Appeal ...among both current & competitive consumers. (Source: 2009 Idelle Packaging Test) 19

www.Infusium.com Infusium Integrated marketing program 20

Print Advertising Sunday Newspaper Coupons Sea Breeze Print and Consumer Marketing 21

Fully integrated programming including: Consumer advertising TV support and advertising on Brut Sun Bowl broadcast Digital – to reach potential new consumer groups Coupons for both AP/Deo and Fragrance purchases Special and Bonus packs 50% more free bonus pack (3.4 ozs for price of 2.2 ozs.) Fragrance plus AP/Deo travel size special pack Event marketing: Media, sampling, and promotional tie-ins Brut Fragrances and Deodorants New Brut Fragrance Trial Size New Brut Fragrance 22

Skin Milk and Ogilvie New Skin Milk Value Sizes 23

33% More Free Sea Breeze Bonus pack 16 oz for the price of 12 oz. Special Value pack Gentle Body Shampoo w/ Original Body LIT Idelle Professional 24

Brut Proud Sponsor of the Sun Bowl Game – December 31, 2009 Televised Nationally by CBS National Television Ratings – 24.2 share Oklahoma Sooners defeat Stanford Cardinals 31-27 25

2010 Retail Appliance Business

Brands that Inspire Executing our Strategy: Defend our current position and business Aggressively grow through consumer driven innovations Invest in our brands and consumers 27

2010 New Packaging Image & messaging consistent with Revlon Cosmetics Meaningful benefit statements in consumer language Favorable feedback from our trade consumer Large updated model image on the left side of the packaging Hair benefits called out on the left side banner Large Revlon Logo and Sub-brand on black band on the bottom portion of the packaging Main Technology/ Feature in color band below logo band Technology callout Large product image with attachments Old Packaging New Packaging 28

Internet 2010 Communication Plan www.revlonitstyler.com Print Public Relations Leverage strong Revlon share of Voice (5 BB impressions) New On-Line content to include “How To” videos 29

2010 New Product Launch Consumer Centric “Get the Look” marketing message in store and on-line 30

UK U.S.A. Leveraging packaging and colors from our various Global Markets Canada 31

Igniting our Health & Wellness Business New products address everyday consumer needs Stylish colors & designs 32

33 Professional Sales Division

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Hot Tools 36

January 2010 HTBW14 – 1” Flat Iron 37

Branding and Packaging Evolution Distributor Profit Center 38

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Industry Leader in the Multicultural Beauty Market Straightening, curling irons Hand held and hooded dryers Stove Sets Fully featured styling appliances Handheld dryers Straightening Irons Hooded dryers Targeting both caucasian and ethnic markets High quality value priced styling appliances Handheld dryers Straightening irons Curling irons 40

Full service, high end professional line High Technology Modern, innovative Hand held dryer Straightening and curling irons 41

Innovative, exclusive technology – just select your hair type and let the tools do the rest Designed for styling natural and synthetic extensions Euro dryer is lightweight yet perfect for all hair types Full range of straightening and curling irons 42

Brush collection for professional market Carbon combs Tail combs Hard rubber combs Opening price point carded shear collections 5” to 7” cutting shears Texturizers Left handed shears 43

44 International

Launch to Market What beauty feels like. Official Reckitts model imagery to support the brand and show cohesion International packaging development highlighting key product features and benefits The first range of Veet Electricals launched to market. 45

Scholl : a global solution onto the well being market !! 46 All the well being categories, for feet and body care, from the entry price area to the premium one : Premium Medium Entry Footspa Manucure Foot Handheld Foot care Body care Massagers Seats & Cushions NEW NEW NEW Premium Elite Full Back Shiatsu massagers 300 € average RRP Professional Manucure set

In 6 months, Scholl listed in all main retailers all across Europe !! 47 The french sucess used as a base to develop the brand at an International level : International And also in South Africa :

DOMINANT New Scent AFFECTION New Scent EUPHORIA CLASSIC New Graphics New Logo New Packaging Graphic differ between AP and Deo versions Restage Deodorants 48

DOMINANT New Scent AFFECTION New Scent EUPHORIA CLASSIC Restage Fragrances 49

Special Edition South Africa World Cup 2010. 2 sku’s Deo. Aerosol 1. Classic scent 2. New scent Tribal Symbols and colors related to South Africa. LATIN AMERICA Special Edition In & Out 50

2010 Father’s Day Gift-Sets BACK VIEW LATIN AMERICA 51

LATIN AMERICA New Models for Retail Market 52

Brushes, Combs & Accessories 53

Top Selling Brushes in Drug! Signature Series 54

Styling Series Solutions based products that simplify everyday hair care and styling. Most trusted hair care brand with over 50 years of salon expertise. Updated packaging and product that is functional and fresh. Innovative, modern and sleek brush silhouettes that are designed in-house exemplify the brand. Unique and patented accessories offer a point of difference. Technology based products that are explained in a way that still has mainstream appeal. 55

Financial Highlights – Net Sales Third Quarter Fiscal Year 2010 Compared to Third Quarter Fiscal Year 2009 (In Millions) 56 185.6 189.4 100 120 140 160 180 200 3Q FY2009 3Q FY2010

Financial Highlights – Net Earnings (In Millions) Third Quarter Fiscal Year 2010 Compared to Third Quarter Fiscal Year 2009 57 15.1 24.7 0 5 10 15 20 25 30 3Q FY2009 3Q FY2010

Financial Highlights – Earnings per Diluted Share Third Quarter Fiscal Year 2010 Compared to Third Quarter Fiscal Year 2009 58 $0.48 $0.80 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 3Q FY2009 3Q FY2010

(In Millions) Year-to-Date Fiscal Year 2010 Compared to Year-to-Date Fiscal Year 2009 Financial Highlights – Net Sales 59 484.2 495.5 50 100 150 200 250 300 350 400 450 500 550 YTD FY2009 YTD FY2010

Financial Highlights – Net Earnings (In Millions) Year-to-Date Fiscal Year 2010 Compared to Year-to-Date Fiscal Year 2009 60 31.2 55.2 0 10 20 30 40 50 60 YTD FY2009 YTD FY2010

Financial Highlights – Earnings per Diluted Share Year-to-Date Fiscal Year 2010 Compared to Year-to-Date Fiscal Year 2009 61 $1.00 $1.79 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 YTD FY2009 YTD FY2010

Consolidated Net Sales * = Trailing 12 months 62 (In Thousands)

Housewares Net Sales * = Trailing 12 months 63 (In Thousands)

Selling, General & Administrative Expense * = Trailing 12 months Line graph = % of sales 64 (In Thousands)

Consolidated Operating Income before impairment and gain * = Trailing 12 months Line graph = % of sales 65 (In Thousands)

Consolidated Adjusted EBITDA * = Trailing 12 months Line graph = % of sales 66 (In Thousands)

Consolidated Cash Flow from Operating Activities * = Trailing 12 months 67

Adjusted Diluted EPS 68 * = Trailing 12 months

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